EXHIBIT 4.1

Number

DI 0874

SEE LEGEND ON REVERSE SIDE

Shares

25000

DI 00000874

DYADIC INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 26745

SEE REVERSE FOR CERTA

This Certifies that [redacted]

C/O DYADIC INTERNATIONAL INC
140 INTRACOASTAL POINTE DRIVE STE 404
JUPITER FL 33477

25000****
****25000******
*****25000*****
******25000****
*******25000***

is the owner of

TWENTY-FIVE THOUSAND

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

DYADIC INTERNATIONAL, INC., which stock is transferable on the Books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signature of its duly authorized officer.

Dated: NOV 27, 2013

...9691

Chief Executive Officer and Secretary

AUTHORIZED SIGNATURE

COLUMBIAN BANKNOTE COMPANY

DYADIC INTERNATIONAL, INC.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -		Custodian -
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survorship and not as tenants		Act
		in common			(State)
			UNIF TRF MIN ACT -		Custodian (until age		)
(Cust)
Under uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIPCODE OF ASSIGNEE)

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE BEEN PLEGED AS COLLATERAL FOR A LOAN AND THUS ARE INALIENABLE UNTIL SUCH TIME AS THE LOAN OBLIGATION IS TERMINATED AND THE PLEDGE RELEASED. LEGC156J

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated

X
X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT JUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
WHATEVER.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS , SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E C RULE 17Ad·15.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES Acr) AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILl1Y OF WHICH IS TO BE ESTABUSHED TO THE SATISFACTION OF THE COMPANY.